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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549




                                    FORM 8-K



                  Current Report Pursuant to Section 13 or
                15(d) of the Securities Exchange Act of 1934



       Date of Report (date of earliest event reported): July 19, 1996



                               SANIFILL, INC.
           (Exact name of registrant as specified in its charter)



         Delaware                           1-10490              76-0279492

(State or other jurisdiction of           (Commission         (I.R.S. Employer
incorporation)                            File Number)       Identification No.)



                         2777 Allen Parkway, Suite 700
                         Houston, Texas  77019-2155
            (Address of principal executive offices and zip code)



     Registrant's telephone number, including area code:  (713) 942-6200
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ITEM 5.  OTHER EVENTS

                 On July 19, 1996, USA Waste Services, Inc.("USA Waste") filed Amendment No. 1 to Registration Statement on Form S-4 (Reg. No. 333-08161) (the "Registration Statement") which included a Joint Proxy Statement and Prospectus of USA Waste and Sanifill, Inc. ("Sanifill") relating to the merger of a wholly-owned subsidiary of USA Waste with and into Sanifill. A copy of Amendment No. 1 to the Registration Statement, without exhibits, is attached hereto as Exhibit 99 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         The following exhibits are filed herewith:

         99. Amendment No. 1 to the Registration Statement on Form S-4 of USA Waste Services, Inc. (Reg. No. 333-08161) as filed with the Securities and Exchange Commission on July 19, 1996 (without exhibits).




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                                   SIGNATURES



                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        SANIFILL, INC.



                                        By:  /s/ H. Steven Walton
                                            -----------------------------------
                                             H. Steven Walton
                                             Vice President and General Counsel


Date: July 19, 1996





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                                EXHIBIT  INDEX


         99. Amendment No. 1 to the Registration Statement on Form S-4 of USA Waste Services, Inc. (Reg. No. 333-08161) as filed with the Securities and Exchange Commission on July 19, 1996 (without exhibits).